UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2004

SEMCO Energy, Inc. (Exact name of registrant as specified in its chapter)

Michigan (State or other jurisdiction of incorporation)	001-15565 (Commission File Number)	38-2144267 (IRS Employer Identification No.)

28470 13 Mile Road, Ste. 300, Farmington Hills, Michigan (Address of principal executive offices)	48334 (Zip Code)

Registrant's telephone number, including area code: 248-702-6000

__________________________________________________________ (Former name or former address, if changed since last report)

Item 7.(c)    Exhibits.

99    Press Release issued April 29, 2004.

Item 12.    Disclosure of Results of Operations and Financial Condition.

On April 29, 2004, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein in its entirety by reference.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall the information in this Current Report be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc.
(Registrant)

Dated: April 29, 2004	By:	John E. Schneider

John E. Schneider Senior Vice President, Treasurer and C.F.O.

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EXHIBIT INDEX
Form 8-K
April 29, 2004

Filed

Exhibit No.	Description	Herewith	By Reference

99	Press Release issued April 29, 2004.	x

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